                         United States Bankruptcy Court
                          Eastern District Of Kentucky
                                Ashland Division

IN RE:                                                         CASE NO. 03-10078

DEBTOR(S)                                                             CHAPTER 11



            Monthly Operating Report For Month Ending August 30, 2003



             Comes now Kentucky Electric Steel, Inc., debtor in possession and herby submits its Monthly Operating Report for the Periods commencing August 3, 2003 and ending August 30, 2003 as shown by the report and exhibits consisting of 14 pages and containing the following, as indicated:



___X____ Monthly Reporting Questionnaire (Attachment 1)
___X____ Comparative Balance Sheets (Forms OPR - 1 & OPR - 2)
___X____ Summary of Accounts Receivable (Form OPR - 3)
___X____ Schedule of Post - Petition Liabilities (Form OPR - 4)
___X____ Statement of Income (Loss) Form OPR - 5)
___X____ Statement of Sources and Uses of Cash (Form OPR - 6)




            I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy was delivered to the U.S. Trustee.





Date: 09-16-03                        DEBTOR
                                      By:    /s/ William J. Jessie
                                        ----------------------------------------
                                                        (Signature)

                                      Name & Title: William J. Jessie, President
                                                    ----------------------------
                                                             (Print or Type)

                                      Address:           US Route 60
                                               ---------------------------------

                                                   Ashland, KY 41101
                                      ------------------------------------------

                                      Telephone Number:  (606) 929 - 1200
                                                       -------------------------

                                                           Attachment 1 (Page 1)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly Reporting Questionnaire


         CASE NAME: Kentucky Electric Steel, Inc.

         CASE NUMBER: 03-10078

         MONTH OF: AUGUST


1. Payroll - State the amount of all executive wages paid and taxes withheld and paid (1)

Name and Title of Executive                    Wages Paid                     Taxes (2)
---------------------------            ----------------------------- ----------------------------
                                          Gross            Net            Due          Paid
                                          -----            ---            ---          ----
William J. Jessie -                          $ 32,720      $ 22,280       $ 10,915      $ 10,915
(President and CFO)
-------------------------------------------------------------------------------------------------
William H. Gerak -                                  -             -              -             -
(Vice President of Administration)
-------------------------------------------------------------------------------------------------
Joseph E. Harrison -                                -             -              -             -
(Vice President of Sales and Marketing)
-------------------------------------------------------------------------------------------------
Jack W. Mehalko -                                   -             -              -             -
(Interim President)
-------------------------------------------------------------------------------------------------
Total Executive Payroll:                     $ 32,720      $ 22,280       $ 10,915      $ 10,915
                                   --------------------------------------------------------------


2. Insurance - Is workers' compensation and other insurance in effect? Yes Are Payments Current? YES If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder pr cover page.


                       Name of    Coverage              Expiration    Premium    Date of Coverage Pd.
Type                   Carrier      Amount   Policy #      Date        Amount           Through
----                   -------    --------   --------   ----------    -------    --------------------

Casualty:           (3)_______________________________________________________________________________

Workers Comp.          _______________________________________________________________________________

General Liability:     _______________________________________________________________________________

Vehicle:               _______________________________________________________________________________

Other  (Specify)       _______________________________________________________________________________

                       _______________________________________________________________________________

(1) Payroll for executives included salary and retention bonus during the fiscal month of August.
(2)  Taxes include payments made by the employer.
(3) The Company completed the sale of substantially all of its assets on September 2, 2003 and is currently in the process of canceling appropriate insurance policies.

                                                           Attachment 1 (Page 2)
                                   Chapter 11
                            Monthly Operating Report
                         Monthly reporting Questionnaire

CASE NAME: Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: AUGUST
3. Bank Accounts

                                                               Account Type
                     -------------------------------------------------------------------------------------------------
                       Operating            Tax                   Payroll               Other         Total
                       ---------            ---                   -------               ----          -----
Bank Name            See attached Exhibit A
                     --------------- ------------------- ---------------------------  ------------

Account #
                     --------------- ------------------- ---------------------------  ------------

Beginning Book
                     --------------- ------------------- ---------------------------  ------------ ------------
Balance

Plus: Deposits
                     --------------- ------------------- ---------------------------  ------------ ------------

Less: Disbursements
                     --------------- ------------------- ---------------------------  ------------ ------------

Other:
                     --------------- ------------------- ---------------------------  ------------ ------------
Transfers

-------------------- --------------- ------------------- ---------------------------  ------------ ------------

Ending Book Balance
                     --------------- ------------------- ---------------------------  ------------ ------------

4. Postpetition Payments - List any postpetition payments to professionals and payments on prepetition debts in the schedule below (attach separate sheet if necessary)



Payments To
Professionals (attorneys, accountants, etc.):

                                                           Amount                   Date                      Check #
                                                    ------------------- ---------------------------  -------------------------


-----------------------------------                 ------------------- ---------------------------  -------------------------


-----------------------------------                 ------------------- ---------------------------  -------------------------
                                               TOTAL  $              -
Prepetition Creditors:
Senior Note
(Cigna & Modern Woodmen of America)                   $        700,000            Daily              Swept out of Lockbox
-----------------------------------                 ------------------- ---------------------------  -------------------------
Revolving line of Credit
(National City & SunTrust)                      (1)   $       (432,763)           Daily              Swept out of Lockbox
-----------------------------------                 ------------------- ---------------------------  -------------------------

Prepetition Health Claims                             $        399,523          8/19/2003            Various
-----------------------------------                 ------------------- ---------------------------  -------------------------


-----------------------------------                 ------------------- ---------------------------  -------------------------


-----------------------------------                 ------------------- ---------------------------  -------------------------
                                               TOTAL  $        666,760


(1) Represents amount escrowed for senior note holders in previous month that was reflected as paydown on revolving line of credit in prior report. In August, this amount was used to pay down the senior notes.

                                                                       EXHIBIT A

                         KENTUCKY ELECTRIC STEEL, INC.
               CASH SUMMARY FOR THE MONTH ENDING AUGUST 30, 2003

                                               Workers            Health         Cash Collateral
                                            Compensation         Benefits            Lockbox          General
                                           --------------      -------------     ---------------   -------------

Bank Name                                   National City      National City      National City    National City



Account #                                       754202055          754202063       754119200           70936836
                                                                                                          98239

Beginning Book Balance                          $ 100,000          $ 399,523       $ 312,427       $ (6,134,042)

Plus: Deposits                                          -                  -         122,285                  -

Less: Disbursements                                     -            399,523               -             52,804

Transfers/Other:
  Transfers

      Transfer to Bank One Tax Account                                                                  (20,000)
      Transfer to NCB Office Account                                                                    (70,000)
      Transfer to NCB Office Account

  Other
      Paydown on senior notes                                                                           (700,000)
      Paydown on line/fund general account                                          (232,527)            232,527
      Void Checks                                                                                        177,515

                                               ----------         ----------      ----------      --------------
Ending Book Balance                             $ 100,000          $       -       $ 202,185         $(6,566,804)
                                               ==========         ==========      ==========      ==============


                                              Triton/                               Office       Professional       Total
                                           Republic Note         Tax/Other          Account      Fees Account   All Accounts
                                           -------------         ---------       -------------   ------------   ------------

Bank Name                                   National City         Bank One       National City   National City
                                           Private Client
                                               Group

Account #                                  4090-K001-00-7        626225676          39353008       754201618
                                                                 626225668

Beginning Book Balance                        $ 137,961            $ 6,584           $ 6,541        $ 100,425     $ (5,070,581)(1)

Plus: Deposits                                        -                  -                 -                -          122,285

Less: Disbursements                                   -             16,377            38,251                -          506,955

Transfers/Other:
  Transfers

      Transfer to Bank One Tax Account                              20,000                                                   -
      Transfer to NCB Office Account                                                  70,000                                 -
      Transfer to NCB Office Account                                (6,002)            6,002                                 -

  Other
      Paydown on senior notes                                                                                         (700,000)
      Paydown on line/fund general account                                                                                   -
      Void Checks                                                      222               199                           177,936

                                             ----------           --------         ---------       ----------    --------------
Ending Book Balance                           $ 137,961            $ 4,426          $ 44,491        $ 100,425     $ (5,977,316)
                                             ==========           ========         =========       ==========    ==============



(1) The cash summary reconciles to the Monthly Operating Report as follows:

                                           August 2, 2003       August 30, 2003
                                           --------------       ---------------
        Cash                                 $    251,511          $    186,878
        Restricted Cash                           811,950               402,610
                                             ------------          -------------
          Total Cash                         $  1,063,461          $    589,488
                                             ============          ============

The cash balance per this schedule is as follows:

        Total Cash per Above                 $ (5,070,581)         $ (5,977,316)
        Less: Amount
          Reported as
          Line of Credit                       (6,134,042)           (6,566,804)
                                             ------------          -------------

          Cash Balance                       $  1,063,461          $    589,488
                                             ============          ============

CASE NAME: Kentucky Electric Steel, Inc.                            FORM OPR - 1

                           COMPARATIVE BALANCE SHEET

                              MONTH ENDED: AUGUST
CASE NUMBER: 03-10078


                                                         February 5,      March 1,       March 29,        May 3,
                                                            2003            2003            2003           2003
                                                        ------------    ------------    ------------   ------------
ASSETS
CURRENT ASSETS
     Other Negotiable instruments (i.e.. CD's T-Bills)  $          -    $          -    $          -
                                                        ------------    ------------    ------------   ------------
     Accounts receivable (See OPR - 3)                     9,734,029       8,478,039       5,972,687      2,842,297
                                                        ------------    ------------    ------------   ------------
     Less allowance for doubtful accounts                          -               -               -              -
                                                        ------------    ------------    ------------   ------------
     Inventory, at lower of cost or market                10,346,543       7,815,001       2,462,067              -
                                                        ------------    ------------    ------------   ------------
     Prepaid expenses and deposits                         2,813,034       2,462,924       1,881,542      1,811,666
                                                        ------------    ------------    ------------   ------------
     Investments                                                   -               -               -              -
                                                        ------------    ------------    ------------   ------------
     Other: Operating Supplies, rolls, molds, etc.         4,203,699       4,203,699       4,203,699      4,203,699
                                                        ------------    ------------    ------------   ------------
     Cash and Restricted cash                              1,092,575       1,931,782       1,291,023      1,433,979
                                                        ------------    ------------    ------------   ------------
     Other Assets                                             64,794          61,294          60,935         50,953
                                                        ------------    ------------    ------------   ------------
     TOTAL CURRENT ASSETS                               $ 28,254,674    $ 24,952,739    $ 15,871,953   $ 10,342,594
                                                        ------------    ------------    ------------   ------------
     PROPERTY PLANT AND EQUIPMENT,                      $          -    $          -    $          -   $          -
     AT COST
                                                        ------------    ------------    ------------   ------------
     Less accumulated depreciation                                 -               -               -              -
                                                        ------------    ------------    ------------   ------------
     NET PROPERTY PLANT AND EQUIPMENT                   $ 19,452,338    $ 19,452,338    $ 19,452,338   $ 19,452,338
                                                        ------------    ------------    ------------   ------------
     Other non current assets                                307,958         304,232         260,771        260,771
                                                        ------------    ------------    ------------   ------------
     Deferred finance charges                                558,815               -               -              -
                                                        ------------    ------------    ------------   ------------


     TOTAL ASSETS                                       $ 48,573,785    $ 44,709,309    $ 35,585,062   $ 30,055,703
                                                        ------------    ------------    ------------   ------------


                                                           May 31,        June 28,     August 2,      August 30,
                                                            2003            2003          2003           2003
                                                        ------------   ------------  ------------   ------------
ASSETS
CURRENT ASSETS
     Other Negotiable instruments (i.e.. CD's T-Bills)
                                                        ------------   ------------  ------------   ------------
     Accounts receivable (See OPR - 3)                     2,149,555      1,866,505       169,979         73,728
                                                        ------------   ------------  ------------   ------------
     Less allowance for doubtful accounts                          -              -             -              -
                                                        ------------   ------------  ------------   ------------
     Inventory, at lower of cost or market                         -              -             -              -
                                                        ------------   ------------  ------------   ------------
     Prepaid expenses and deposits                         1,592,967      1,320,071     1,045,001        560,434
                                                        ------------   ------------  ------------   ------------
     Investments                                                   -              -             -              -
                                                        ------------   ------------  ------------   ------------
     Other: Operating Supplies, rolls, molds, etc.         4,203,699      4,203,699     4,203,699      4,203,699
                                                        ------------   ------------  ------------   ------------
     Cash and Restricted cash                              1,475,449      1,195,760     1,063,461        589,488
                                                        ------------   ------------  ------------   ------------
     Other Assets                                             49,510         49,510        53,411         38,428
                                                        ------------   ------------  ------------   ------------
     TOTAL CURRENT ASSETS                                $ 9,471,180    $ 8,635,545   $ 6,535,551    $ 5,465,777
                                                        ------------   ------------  ------------   ------------
     PROPERTY PLANT AND EQUIPMENT,                       $         -    $         -   $         -    $        -
     AT COST
                                                        ------------   ------------  ------------   ------------
     Less accumulated depreciation                                 -              -             -              -
                                                        ------------   ------------  ------------   ------------
     NET PROPERTY PLANT AND EQUIPMENT                   $ 19,452,338   $ 19,354,479  $ 19,354,479   $ 19,354,479
                                                        ------------   ------------  ------------   ------------
     Other non current assets                                260,771        260,771       260,771        260,771
                                                        ------------   ------------  ------------   ------------
     Deferred finance charges                                      -              -             -              -
                                                        ------------   ------------  ------------   ------------


     TOTAL ASSETS                                       $ 29,184,289   $ 28,250,795  $ 26,150,801   $ 25,081,027
                                                        ------------   ------------  ------------   ------------

     * Itemize if value of "Other Assets" exceed 10% of "Total Assets."

                                                                    FORM OPR - 2
CASE NAME: Kentucky Electric Steel, Inc.                                REV 2/90

                            COMPARATIVE BALANCE SHEET

                               MONTH ENDED: AUGUST
CASE NUMBER: 03-10078


                                                     February 5,       March 1,       March 29,         May 3,
                                                        2003             2003           2003             2003
                                                    ------------    ------------    ------------    ------------
LIABILITIES

POST PETITION LIABILITIES                           $    204,746    $    702,564    $    947,405    $  1,111,679
                                                    ------------    ------------    ------------    ------------
PRE PETITION LIABILITIES
                                                    ------------    ------------    ------------    ------------
       Priority Debt                                   2,629,975       2,592,107       2,098,489       2,068,489
                                                    ------------    ------------    ------------    ------------
       Secured Debt                                   30,530,705      27,658,910      23,544,655      19,613,859
                                                    ------------    ------------    ------------    ------------
       Unsecured Debt                                  9,426,688       9,433,310       8,691,905       8,301,017
                                                    ------------    ------------    ------------    ------------
       TOTAL PRE PETITION LIABILITIES               $ 42,587,368    $ 39,684,328    $ 34,335,049    $ 29,983,364
                                                    ------------    ------------    ------------    ------------
       TOTAL LIABILITIES                            $ 42,792,114    $ 40,386,892    $ 35,282,454    $ 31,095,043
                                                    ------------    ------------    ------------    ------------

       SHAREHOLDERS' EQUITY (DEFICIT)

       PREFERRED STOCK                              $       --      $       --      $       --
                                                    ------------    ------------    ------------    ------------
       COMMON STOCK                                       50,516          50,516          50,516          50,516
                                                    ------------    ------------    ------------    ------------
       PAID-IN CAPITAL                                15,817,342      15,817,342      15,817,342      15,817,342
                                                    ------------    ------------    ------------    ------------
       TREASURY STOCK                                 (4,309,397)     (4,309,397)     (4,309,397)     (4,309,397)
                                                    ------------    ------------    ------------    ------------
       RETAINED EARNINGS
                                                    ------------    ------------    ------------    ------------
       Through filing date                            (5,776,790)     (5,776,790)     (5,776,790)     (5,776,790)
                                                    ------------    ------------    ------------    ------------
       Post filing date                                     --        (1,459,254)     (5,479,063)     (6,821,011)
                                                    ------------    ------------    ------------    ------------
       TOTAL SHAREHOLDERS' EQUITY                   $  5,781,671    $  4,322,417    $    302,608    $ (1,039,340)
                                                    ------------    ------------    ------------    ------------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY
                                                    $ 48,573,785    $ 44,709,309    $ 35,585,062    $ 30,055,703
                                                    ------------    ------------    ------------    ------------



                                                       May 31,       June 28,         August 2,      August 30,
                                                        2003           2003             2003           2003
                                                    ------------    ------------    ------------    ------------
LIABILITIES

POST PETITION LIABILITIES                           $  1,303,592    $  1,115,613    $  1,237,138    $  1,444,903
                                                    ------------    ------------    ------------    ------------
PRE PETITION LIABILITIES
                                                    ------------    ------------    ------------    ------------
       Priority Debt                                   2,068,489       2,068,489       2,108,489       1,745,606
                                                    ------------    ------------    ------------    ------------
       Secured Debt                                   19,021,483      19,032,152      17,593,708      17,326,471
                                                    ------------    ------------    ------------    ------------
       Unsecured Debt                                  8,301,017       8,133,037       7,922,222       7,922,222
                                                    ------------    ------------    ------------    ------------
       TOTAL PRE PETITION LIABILITIES               $ 29,390,988    $ 29,233,678    $ 27,624,419    $ 26,994,299
                                                    ------------    ------------    ------------    ------------
       TOTAL LIABILITIES                            $ 30,694,580    $ 30,349,291    $ 28,861,557    $ 28,439,202
                                                    ------------    ------------    ------------    ------------

       SHAREHOLDERS' EQUITY (DEFICIT)

       PREFERRED STOCK
                                                    ------------    ------------    ------------    ------------
       COMMON STOCK                                       50,516          50,516          50,516          50,516
                                                    ------------    ------------    ------------    ------------
       PAID-IN CAPITAL                                15,817,342      15,817,342      15,817,342      15,817,342
                                                    ------------    ------------    ------------    ------------
       TREASURY STOCK                                 (4,309,397)     (4,309,397)     (4,309,397)     (4,309,397)
                                                    ------------    ------------    ------------    ------------
       RETAINED EARNINGS
                                                    ------------    ------------    ------------    ------------
       Through filing date                            (5,776,790)     (5,776,790)     (5,776,790)     (5,776,790)
                                                    ------------    ------------    ------------    ------------
       Post filing date                               (7,291,962)     (7,880,167)     (8,492,427)     (9,139,846)
                                                    ------------    ------------    ------------    ------------
       TOTAL SHAREHOLDERS' EQUITY                   $ (1,510,291)   $ (2,098,496)   $ (2,710,756)   $ (3,358,175)
                                                    ------------    ------------    ------------    ------------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY
                                                    $ 29,184,289    $ 28,250,795    $ 26,150,801    $ 25,081,027
                                                    ------------    ------------    ------------    ------------



CASE NAME: Kentucky Electric Steel, Inc.           SUMMARY OF ACCOUNTS RECEIVABLE                                FORM OPR - 3
                                                                                                                     REV 2/90

CASE NUMBER: 03-10078                              MONTH ENDED:  AUGUST

                                                                   (1)            (1)               (1)               (1)
                                                                               1 - 30 DAYS      31 - 60 DAYS     OVER 60 DAYS
                                                TOTAL            CURRENT        PAST DUE          PAST DUE          PAST DUE
DATE OF FILING: FEBRUARY 5, 2003            $ 10,089,029      $  7,974,031     $  1,611,266     $    479,232     $     24,500
                                            ------------      ------------     ------------     ------------     ------------
     Allowance for doubtful accounts        $   (355,000)
                                            ------------
                Net accounts receivable     $  9,734,029
                                            ============

MONTH: FEBRUARY - (March 1)                 $  8,848,039      $  6,254,947     $  2,046,099     $    435,313     $    111,680
                                            ------------      ------------     ------------     ------------     ------------
     Allowance for doubtful accounts        $   (370,000)
                                            ------------
                Net accounts receivable     $  8,478,039
                                            ============

MONTH: MARCH - (March 29)                   $  6,357,687      $  2,637,537     $  2,788,675     $    684,222     $    247,253
                                            ------------      ------------     ------------     ------------     ------------
     Allowance for doubtful accounts        $   (385,000)
                                            ------------
                Net accounts receivable     $  5,972,687
                                            ============

MONTH: April - (May 3)                      $  3,227,297      $    758,907     $  1,156,614     $    637,812     $    673,964
                                            ------------      ------------     ------------     ------------     ------------
     Allowance for doubtful accounts        $   (385,000)
                                            ------------
                Net accounts receivable     $  2,842,297
                                            ============

MONTH: May - (May 31)                       $  2,464,555      $    215,802     $     98,441     $  1,176,753     $    973,560
                                            ------------      ------------     ------------     ------------     ------------
     Allowance for doubtful accounts        $   (315,000)
                                            ------------
                Net accounts receivable     $  2,149,555
                                            ============

MONTH: June - (June 28)                     $  2,011,505      $     22,750     $         --     $     72,901     $  1,915,853
                                            ------------      ------------     ------------     ------------     ------------
     Allowance for doubtful accounts        $   (145,000)
                                            ------------
                Net accounts receivable     $  1,866,505
                                            ============

MONTH: July - (August 2)                    $    214,979      $         --     $         --     $         --     $    214,979
                                            ------------      ------------     ------------     ------------     ------------
     Allowance for doubtful accounts        $    (45,000)
                                            ------------
                Net accounts receivable     $    169,979
                                            ============

MONTH: August - (August 30)                 $    113,728      $         --     $         --     $         --     $    113,728
                                            ------------      ------------     ------------     ------------     ------------
     Allowance for doubtful accounts        $    (40,000)
                                            ------------
                Net accounts receivable     $     73,728
                                            ============


NOTE: Total accounts receivable net of allowance for doubtful accounts shown here must agree to Form OPR - 1.

(1) The Company sells to customers on various terms including 30 days, 45 days and 60 days. The aging reports are prepared showing current, 1 - 30 days past due, 31 - 60 days past due and over 60 days past due.


CASE NAME: Kentucky Electric Steel, Inc.        SUMMARY OF POST PETITION LIABILITIES                                   FORM OPR - 4
                                                                                                                           REV 2/90
CASE NUMBER: 03-10078                           MONTH ENDED: JULY


                                           DATE       DATE   TOTAL AMOUNT      0 - 30       31 - 60       61 - 90        OVER
                                         INCURRED     DUE        DUE            DAYS          DAYS          DAYS        90 DAYS
TAXES PAYABLE

  Federal Income Tax
  FICA - Employer's Share
  FICA - Employee's Share
  Unemployment Tax
  Sales Tax
  Property Tax
     TOTAL TAXES PAYABLE                                       $  162,500    $  162,500   $       --     $       --     $       --
                                                               ----------    ----------   ----------     ----------     ----------
  POSTPETITION SECURED DEBT                                    See attached Exhibit B
  POSTPETITION UNSECURED DEBT
  ACCRUED INTEREST PAYABLE
  TRADE ACCOUNTS PAYABLE & OTHER:
     (list separately)
  Total Trade & Other Accounts Payable                         $1,282,403    $  609,704   $  109,466     $  109,466     $  453,767
                                                               ----------    ----------   ----------     ----------     ----------
                                                               See attached Exhibit C
       TOTALS                                                  $1,444,903    $  772,204   $  109,466     $  109,466     $  453,767
                                                               ----------    ----------   ----------     ----------     ----------

Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2.

                                                                       EXHIBIT B

                          KENTUCKY ELECTRIC STEEL, INC.
              SUMMARY OF POST PETITION LIABILITIES - TAXES PAYABLE
                                 AUGUST 30, 2003


                                             DATE        DATE      TOTAL        0-30          31-60          61-90         OVER
                                           INCURRED      DUE        DUE         DAYS           DAYS           DAYS       90 DAYS
                                           --------    --------   -------      -------      ----------    ----------   ----------
TAXES PAYABLE
  Property Tax
     2003 Prop. Tax Accrual (7 months)     02/05/03    12/31/03      140,000      140,000           --            --           --
  Kentucky license Tax (7 months)          02/05/03     Various       15,000       15,000           --            --           --
  Delaware Franchise Tax (7 months)        02/05/03     Various        7,500        7,500           --            --           --
                                                                  ----------    ----------  ----------    ----------   ----------
         TOTAL TAXES PAYABLE                                      $  162,500   $  162,500   $       --    $       --   $       --
                                                                  ==========   ==========-  ==========    ==========   ==========
POSTPETITION SECURED DEBT                                                 --           --           --            --           --
POSTPETITION UNSECURED DEBT                                               --           --           --            --           --
ACCRUED INTEREST PAYABLE                                                  --           --           --            --           --

                                                                       EXHIBIT C

                          KENTUCKY ELECTRIC STEEL, INC.
    SUMMARY OF POST PETITION LIABILITIES - TRADE ACCOUNTS PAYABLES AND OTHERS
                                 AUGUST 30, 2003


                                         DATE         DATE          TOTAL       0-30         31-60          61-90          OVER
Accounts Payable                       INCURRED       DUE            DUE        DAYS         DAYS           DAYS         90 DAYS
----------------                       --------     --------    ----------   ----------    ----------     -----------   -----------
Trade Accounts Payable
Cannonsburg Water District             08/20/03     09/25/03           188          188            --             --            --
IKON Office Solutions                  08/27/03     09/06/03           707          707            --             --            --
Ashland Office Supplies                08/21/03     09/20/03           667          667            --             --            --
Ashland Office Supplies                08/30/03     09/29/03            80           80            --             --            --
Alltel                                 08/25/03     09/12/03         1,455        1,455            --             --            --
Alltel                                 08/25/03     09/12/03           103          103            --             --            --
The Wackenhut Corporation              08/24/03     09/30/03         1,127        1,127            --             --            --
The Wackenhut Corporation              08/31/03     09/30/03         1,200        1,200            --             --            --
Earle M Jorgensen Co.                  03/21/03          TBD         6,576        6,576            --             --            --
Ryerson Tull                            Various          TBD         4,170        4,170            --             --            --
The Reserves Network                   08/16/03     09/15/03           798          798            --             --            --
CSX                                    04/04/03     04/19/03        25,000           --            --             --        25,000
American Electric Power                08/30/03     09/12/03        17,000       17,000
                                                                ----------   ----------    ----------     ----------    ----------
                                      TRADE ACCOUNTS PAYABLE    $   59,071   $   34,071    $       --     $       --    $   25,000
                                                                ----------   ----------    ----------     ----------    ----------
Other

Accrued Professional Fees               Various          TBD    $  466,167   $  466,167    $       --     $       --    $       --
Accrued sales leaseback transaction     Various          TBD       757,165      109,466       109,466        109,466       428,767
                                                                ----------   ----------    ----------     ----------    ----------
                                      OTHER ACCOUNTS PAYABLE    $1,223,332   $  575,633    $  109,466     $  109,466    $  428,767
                                                                ----------   ----------    ----------     ----------    ----------

                                                                ----------   ----------    ----------     ----------    ----------
                                      TOTAL ACCOUNTS PAYABLE    $1,282,403   $  609,704    $  109,466     $  109,466    $  453,767
                                                                ----------   ----------    ----------     ----------    ----------

CASE NAME: Kentucky Electric Steel, Inc.                           FORM OPR - 5

                           STATEMENT OF INCOME (LOSS)
                           MONTH ENDED: AUGUST

CASE NUMBER: 03-10078                                                  REV 2/90


                                           FEBRUARY          MARCH            APRIL            MAY
                                         -----------      -----------      -----------      ---------
NET REVENUE (INCOME)                     $ 2,600,739      $ 2,370,145      $ 1,782,455      $  65,869
                                         -----------      -----------      -----------      ---------
COST OF GOODS SOLD

     Materials                                    --               --               --             --
                                         -----------      -----------      -----------      ---------
     Labor - Direct                               --               --               --             --
                                         -----------      -----------      -----------      ---------
     Manufacturing Overhead                       --               --               --             --
                                         -----------      -----------      -----------      ---------
          TOTAL COST OF GOODS SOLD        (3,089,476)      (6,532,328)      (2,521,368)      (310,114)
                                         -----------      -----------      -----------      ---------
GROSS PROFIT                                      --               --               --             --
                                         -----------      -----------      -----------      ---------
OPERATING EXPENSES                                --               --               --             --
                                         -----------      -----------      -----------      ---------
     Selling and Marketing                        --               --               --             --
                                         -----------      -----------      -----------      ---------
     General and Administrative             (370,304)        (393,192)        (600,050)      (226,351)
                                         -----------      -----------      -----------      ---------
     Other:_______________________                --               --               --             --
                                         -----------      -----------      -----------      ---------
          TOTAL OPERATING EXPENSES       $  (370,304)     $  (393,192)     $  (600,050)     $(226,351)
                                         -----------      -----------      -----------      ---------

INCOME BEFORE INTEREST, DEPRECIATION
     TAXES OR EXTRAORDINARY EXPENSES     $  (859,041)     $(4,555,375)     $(1,338,963)     $(470,596)
                                         -----------      -----------      -----------      ---------
INTEREST EXPENSE                              (2,060)          (2,403)          (2,987)        (2,403)
                                         -----------      -----------      -----------      ---------
MISCELLANEOUS                                     --               --                2          2,048
                                         -----------      -----------      -----------      ---------
DEPRECIATION                                      --               --               --             --
                                         -----------      -----------      -----------      ---------
INCOME TAX EXPENSE (BENEFIT)                      --               --               --             --
                                         -----------      -----------      -----------      ---------
WRITE-OFF OF DEFERRED FINANCING FEE         (545,404)              --               --             --
                                         -----------      -----------      -----------      ---------
WRITE-OFF OF OTHER DEFERRED CHARGES          (52,749)              --               --             --
                                         -----------      -----------      -----------      ---------
EXTRAORDINARY INCOME (EXPENSE)(1)                 --          537,969               --             --
                                         -----------      -----------      -----------      ---------
          NET INCOME (LOSS)              $(1,459,254)     $(4,019,809)     $(1,341,948)     $(470,951)
                                         ===========      ===========      ===========      =========


                                                                                        FILING
                                           JUNE           JULY          AUGUST          TO DATE
                                         ---------      ---------      ---------      ------------
NET REVENUE (INCOME)                     $  32,531      $      --      $      --      $  6,851,739
                                         ---------      ---------      ---------      ------------
COST OF GOODS SOLD

     Materials                                  --             --             --                --
                                         ---------      ---------      ---------      ------------
     Labor - Direct                             --             --             --                --
                                         ---------      ---------      ---------      ------------
     Manufacturing Overhead                     --             --             --                --
                                         ---------      ---------      ---------      ------------
          TOTAL COST OF GOODS SOLD        (315,408)      (389,439)      (395,627)      (13,553,760)
                                         ---------      ---------      ---------      ------------
GROSS PROFIT                                    --             --             --                --
                                         ---------      ---------      ---------      ------------
OPERATING EXPENSES                              --             --             --                --
                                         ---------      ---------      ---------      ------------
     Selling and Marketing                      --             --             --                --
                                         ---------      ---------      ---------      ------------
     General and Administrative           (208,446)      (224,470)      (248,071)       (2,270,884)
                                         ---------      ---------      ---------      ------------
     Other:_______________________              --             --             --                --
                                         ---------      ---------      ---------      ------------
          TOTAL OPERATING EXPENSES       $(208,446)     $(224,470)     $(248,071)     $ (2,270,884)
                                         ---------      ---------      ---------      ------------

INCOME BEFORE INTEREST, DEPRECIATION
     TAXES OR EXTRAORDINARY EXPENSES     $(491,323)     $(613,909)     $(643,698)     $ (8,972,905)
                                         ---------      ---------      ---------      ------------
INTEREST EXPENSE                            (2,403)        (3,004)        (4,807)          (20,067)
                                         ---------      ---------      ---------      ------------
MISCELLANEOUS                              (94,479)         4,653          1,086           (86,690)
                                         ---------      ---------      ---------      ------------
DEPRECIATION                                    --             --             --                --
                                         ---------      ---------      ---------      ------------
INCOME TAX EXPENSE (BENEFIT)                    --             --             --                --
                                         ---------      ---------      ---------      ------------
WRITE-OFF OF DEFERRED FINANCING FEE             --             --             --          (545,404)
                                         ---------      ---------      ---------      ------------
WRITE-OFF OF OTHER DEFERRED CHARGES             --             --             --           (52,749)
                                         ---------      ---------      ---------      ------------
EXTRAORDINARY INCOME (EXPENSE)(1)               --             --             --           537,969
                                         ---------      ---------      ---------      ------------
          NET INCOME (LOSS)              $(588,205)     $(612,260)     $(647,419)     $ (9,139,846)
                                         =========      =========      =========      ============


(1) Amount is a non-cash item representing the write-off of unrecognized gain on sale and leaseback transaction.

CASE NAME: Kentucky Electric Steel, Inc.                           FORM OPR - 6

                      STATEMENT OF SOURCES AND USES OF CASH
                      MONTH ENDED: AUGUST

CASE NUMBER: 03-10078                                                  REV 2/90

                                                            FEBRUARY           MARCH           APRIL              MAY
                                                           -----------      -----------      -----------      -----------
SOURCES OF CASH

       Income (Loss) From Operations                       $(1,459,254)     $(4,019,809)     $(1,341,948)     $  (470,951)
                                                           -----------      -----------      -----------      -----------
            Add:  Depreciation, Amortization
            & Other Non-Cash Items                             558,815         (537,969)              --               --
                                                           -----------      -----------      -----------      -----------
            CASH GENERATED FROM OPERATIONS                    (900,439)      (4,557,778)      (1,341,948)        (470,951)
                                                           -----------      -----------      -----------      -----------
       Add: Decrease in Assets:

                Accounts Receivable                          1,259,490        2,505,711        3,140,372          694,185
                                                           -----------      -----------      -----------      -----------
                Inventory                                    2,531,542        5,352,934        2,462,067               --
                                                           -----------      -----------      -----------      -----------
                Prepaid Expenses & Deposits                    350,110          581,381           69,875          218,699
                                                           -----------      -----------      -----------      -----------
                Property, Plant & Equipment                         --               --               --               --
                                                           -----------      -----------      -----------      -----------
                Other: Change in Other Long-Tem Assets           3,726           43,461               --               --
                                                           -----------      -----------      -----------      -----------
            Increase in Liabilities:

                Pre Petition Liabilities                            --               --               --               --
                                                           -----------      -----------      -----------      -----------
                Post Petition Liabilities                      497,818          244,841          164,274          191,913
                                                           -----------      -----------      -----------      -----------
            TOTAL SOURCES OF CASH (A)                      $ 3,742,247      $ 4,170,550      $ 4,494,641      $   633,846
                                                           -----------      -----------      -----------      -----------
USES OF CASH

            Increase in Assets:

                Accounts Receivable                        $        --      $        --      $        --      $        --
                                                           -----------      -----------      -----------      -----------
                Inventory                                           --               --               --               --
                                                           -----------      -----------      -----------      -----------
                Prepaid Expenses & Deposits                         --               --               --               --
                                                           -----------      -----------      -----------      -----------
                Property, Plant & Equipment                         --               --               --               --
                                                           -----------      -----------      -----------      -----------
                Other accrued expenses                              --
                                                           -----------      -----------      -----------      -----------
            Decrease in Liabilities:

                Pre Petition Liabilities                   $ 2,903,040      $ 4,811,310      $ 4,351,685      $   592,376
                                                           -----------      -----------      -----------      -----------
                Post Petition Liabilities                           --
                                                           -----------      -----------      -----------      -----------
            TOTAL USES OF CASH (B)                         $ 2,903,040      $ 4,811,310      $ 4,351,685      $   592,376
                                                           -----------      -----------      -----------      -----------
NET SOURCE (USE) OF CASH (A-B=NET)                         $   839,207      $  (640,760)     $   142,956      $    41,470
                                                           -----------      -----------      -----------      -----------
CASH - BEGINNING BALANCE (See OPR-1)                       $ 1,092,575      $ 1,931,782      $ 1,291,022      $ 1,433,979
                                                           -----------      -----------      -----------      -----------
CASH - ENDING BALANCE (See OPR-1)                          $ 1,931,782      $ 1,291,022      $ 1,433,979      $ 1,475,449
                                                           ===========      ===========      ===========      ===========




                                                                                                                 FILING
                                                              JUNE             JULY            AUGUST            TO DATE
                                                           -----------      -----------      -----------      ------------
SOURCES OF CASH

       Income (Loss) From Operations                       $  (588,205)     $  (612,260)     $  (647,419)     $ (9,139,846)
                                                           -----------      -----------      -----------      ------------
            Add:  Depreciation, Amortization
            & Other Non-Cash Items                                  --               --               --            20,846
                                                           -----------      -----------      -----------      ------------
            CASH GENERATED FROM OPERATIONS                    (588,205)        (612,260)        (647,419)       (9,119,000)
                                                           -----------      -----------      -----------      ------------
       Add: Decrease in Assets:

                Accounts Receivable                            283,050        1,692,625          111,234         9,686,667
                                                           -----------      -----------      -----------      ------------
                Inventory                                           --               --               --        10,346,543
                                                           -----------      -----------      -----------      ------------
                Prepaid Expenses & Deposits                    272,896          275,070          484,567         2,252,598
                                                           -----------      -----------      -----------      ------------
                Property, Plant & Equipment                     97,859               --               --            97,859
                                                           -----------      -----------      -----------      ------------
                Other: Change in Other Long-Tem Assets              --               --               --            47,187
                                                           -----------      -----------      -----------      ------------
            Increase in Liabilities:

                Pre Petition Liabilities                            --               --               --                --
                                                           -----------      -----------      -----------      ------------
                Post Petition Liabilities                           --          121,525          207,765         1,428,136
                                                           -----------      -----------      -----------      ------------
            TOTAL SOURCES OF CASH (A)                      $    65,600      $ 1,476,960      $   156,147      $ 14,739,991
                                                           -----------      -----------      -----------      -----------

USES OF CASH

            Increase in Assets:

                Accounts Receivable                        $        --      $        --      $        --      $         --
                                                           -----------      -----------      -----------      ------------
                Inventory                                           --               --               --                --
                                                           -----------      -----------      -----------      ------------
                Prepaid Expenses & Deposits                         --               --               --                --
                                                           -----------      -----------      -----------      ------------
                Property, Plant & Equipment                         --               --               --                --
                                                           -----------      -----------      -----------      ------------
                Other accrued expenses                                                                                  --
                                                           -----------      -----------      -----------      ------------
            Decrease in Liabilities:

                Pre Petition Liabilities                   $   157,310      $ 1,609,259      $   630,120      $ 15,055,100
                                                           -----------      -----------      -----------      ------------
                Post Petition Liabilities                      187,979                                             187,979
                                                           -----------      -----------      -----------      ------------
            TOTAL USES OF CASH (B)                         $   345,289      $ 1,609,259      $   630,120      $ 15,243,079
                                                           -----------      -----------      -----------      ------------
NET SOURCE (USE) OF CASH (A-B=NET)                         $  (279,689)     $  (132,299)     $  (473,973)     $   (503,087)
                                                           -----------      -----------      -----------      ------------
CASH - BEGINNING BALANCE (See OPR-1)                       $ 1,475,449      $ 1,195,760      $ 1,063,461      $  1,092,575
                                                           -----------      -----------      -----------      ------------
CASH - ENDING BALANCE (See OPR-1)                          $ 1,195,760      $ 1,063,461      $   589,488      $    589,488
                                                           ===========      ===========      ===========      ============

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078

                            CASH DISBURSEMENT DETAIL

                     Date                      Payee                                                          Amount
                     ----                      -----                                                          ------
Account #754202063
                       8/19/2003  Prepetition Health Benefit Claims                                          $ 399,523
                                                                                                             ---------

Account #70936836 & 98239
                        8/4/2003  American Electric Power                                                    $  16,190
                        8/4/2003  ADP                                                                            2,278
                       8/12/2003  AT&T                                                                           2,700
                       8/12/2003  Browning Ferris Ind                                                              246
                       8/12/2003  Cannonsburg Water District                                                       188
                       8/12/2003  Chapman Printing                                                                 388
                       8/12/2003  Ceridian Employer Services                                                     1,274
                       8/12/2003  Core Risk Services                                                               663
                       8/12/2003  Ikon Office Solutions                                                             19
                       8/12/2003  IOS Capital                                                                      261
                       8/12/2003  Lightyear Communications                                                         663
                       8/12/2003  The Reserves Network                                                             828
                       8/12/2003  The Wackenhut Corporation                                                      2,127
                       8/12/2003  Xerox Corp                                                                       141
                       8/15/2003  Alltel                                                                           208
                       8/15/2003  BHE Environmental Inc                                                          1,377
                       8/15/2003  Columbia Gas Of Kentucky                                                          40
                       8/15/2003  IOS Capital                                                                    1,540
                       8/15/2003  American Electric Power                                                          216
                       8/15/2003  Professional Maintenance                                                         578
                       8/15/2003  The Reserves Network                                                           1,657
                       8/22/2003  BHE Environmental Inc                                                         11,644
                       8/22/2003  Business Wire                                                                    636
                       8/22/2003  AT&T Wireless Service                                                            502
                       8/22/2003  Ceridian Employer Services                                                        91
                       8/22/2003  Metlife                                                                           12
                       8/22/2003  The Wackenhut Corporation                                                      1,062
                       8/22/2003  ADP                                                                            2,278
                       8/25/2003  Bank Analysis Charges                                                            228
                       8/29/2003  Ashland Office Supply                                                            150
                       8/29/2003  AT&T                                                                              19
                       8/29/2003  AT&T                                                                           1,053
                       8/29/2003  Columbia Gas Of Kentucky                                                          21
                       8/29/2003  Ceridian Employer Services                                                        97
                       8/29/2003  The Wackenhut Corporation                                                      1,075
                       8/29/2003  Xerox Corp                                                                        76
                         Various  FedEx                                                                            281
                                                                                                             ---------
                                                                                                             $  52,804
                                                                                                             ---------

Account 626225676 & 626225668
                       8/13/2003  Transfer 941 P/R Taxes Hourly Deposit # 1                                  $     588
                       8/13/2003  Transfer 941 P/R Taxes Hourly Deposit # 1                                      2,378
                       8/13/2003  Transfer 941 P/R Taxes Hourly Deposit # 1                                        588
                       8/13/2003  Transfer KIT Withholding                                                         503
                       8/15/2003  Bank Service Charge - July                                                        67
                       8/18/2003  Transfer 941 P/R Taxes Hourly Deposit # 2                                        419
                       8/18/2003  Transfer 941 P/R Taxes Hourly Deposit # 2                                      5,625
                       8/18/2003  Transfer 941 P/R Taxes Hourly Deposit # 2                                        419
                       8/18/2003  Transfer KIT Withholding                                                       1,324
                       8/18/2003  Transfer 941 P/R Taxes Hourly Deposit # 3                                        665
                       8/18/2003  Transfer 941 P/R Taxes Hourly Deposit # 3                                      2,610
                       8/18/2003  Transfer 941 P/R Taxes Hourly Deposit # 3                                        665
                       8/18/2003  Transfer KIT Withholding                                                         526
                                                                                                             ---------
                                                                                                             $  16,377
                                                                                                             ---------

Account # 39353008
                       8/15/2003  Salary Payroll                                                             $   8,795
                       8/15/2003  Salary Payroll                                                                15,132
                       8/15/2003  Mark Grimm                                                                        19
                       8/15/2003  Kevin Bair                                                                     4,400
                       8/20/2003  All Seasons Storage                                                              105
                       8/29/2003  Salary Payroll                                                                 9,435
                       8/29/2003  West Virginia State Tax Department                                               365
                                                                                                             ---------
                                                                                                             $  38,251
                                                                                                             ---------

                                                                                                             ---------
                                                                                         TOTAL               $ 506,955
                                                                                                             =========

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078

                              CASH RECEIPTS DETAIL

                         Date                          Payee                                  Amount
                         ----                          -----                                  ------
Account #754119200
                          8/4/2003  Standens Limited                                        $  11,059
                          8/8/2003  Hilliard Lyons                                             13,584
                         8/13/2003  Reliance Trailer Co. LLC                                    1,574
                         8/13/2003  Reliance Trailer Co. LLC                                    3,426
                         8/13/2003  Williams Steel & Hardware Co.                               1,500
                         8/18/2003  ERB  Roberts Inc                                            2,000
                         8/22/2003  Ryerson Tull                                                  407
                         8/22/2003  Aztec Trailer Sales                                         1,569
                         8/22/2003  Reliance Trailer Co. LLC                                    8,149
                         8/27/2003  Aztec Trailer Sales                                           690
                         8/27/2003  Aztec Trailer Sales                                           879
                         8/27/2003  Williams Steel & Hardware Co.                               1,582
                         8/29/2003  Lamar Companies                                               750
                         8/29/2003  Client Escrow Account                                         336
                         8/29/2003  New Lexington Clinin, PSC                                     800
                         8/29/2003  State of West Virginia                                        300
                         8/29/2003  FedEx                                                          53
                         8/29/2003  Arnes Welding Ltd                                           5,323
                         8/29/2003  Arnes Welding Ltd                                           6,006
                         8/29/2003  Arnes Welding Ltd                                           1,761
                         8/29/2003  Arnes Welding Ltd                                           1,909
                         8/29/2003  Crawford Metal Corporation                                  7,380
                         8/29/2003  Crawford Metal Corporation                                  3,436
                         8/29/2003  Crawford Metal Corporation                                  2,385
                         8/29/2003  Crawford Metal Corporation                                  6,583
                         8/29/2003  Crawford Metal Corporation                                  9,047
                         8/29/2003  Crawford Metal Corporation                                    979
                         8/29/2003  Crawford Metal Corporation                                    189
                         8/29/2003  Crawford Metal Corporation                                  1,000
                         8/29/2003  Talbert Mfg Inc                                             3,448
                         8/29/2003  Talbert Mfg Inc                                             3,335
                         8/29/2003  Talbert Mfg Inc                                             5,862
                         8/29/2003  Talbert Mfg Inc                                             2,690
                         8/29/2003  Talbert Mfg Inc                                            12,294
                                                                                            ---------
                                                                             TOTAL          $ 122,285
                                                                                            =========